INVESCO MULTIPLE ASSET FUNDS, INC.
                       INVESCO Multi-Asset Allocation Fund
                              INVESCO Balanced Fund

              Supplement to Prospectuses dated December 1, 1996

A.    The  Section  of  each  Fund's   Prospectus   entitled   "The  Fund  And
      Its   Management"   is  amended  to  delete  the  first   paragraph   in
      its entirety.

B. The Section of Multi-Asset Allocation Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the last paragraph, and (2) substitute the following paragraph in its place:

                  IFG is an indirect  wholly  owned  subsidiary  of AMVESCO PLC.
            AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular
            Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. IFG and INVESCO Management & Research, Inc. will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. IFG was established in 1932 and, as of July 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.2 billion on behalf of over 821,000 shareholders. IMR also acts as sub-adviser to the INVESCO Small Company Value Fund (formerly, INVESCO Small Company Fund) and offers investment services to U.S. institutions and wealthy individuals.

B.    The  Section of  Balanced  Fund's  Prospectus  entitled  "The Fund And Its
      Management" is amended to (1) delete the last paragraph, and (2) substitute the following paragraph in its place:

                        IFG is an indirect  wholly owned  subsidiary  of AMVESCO
            PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. IFG and INVESCO Trust Company will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. IFG was established in 1932 and, as of July 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.2 billion on behalf of over 821,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 46 investment portfolios as of July 31, 1996, including 27 portfolios in the INVESCO group. These 46 portfolios had aggregate assets of approximately $11.4 billion as of July 31, 1996. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

The date of this Supplement is March 31, 1997.

                       INVESCO MULTIPLE ASSET FUNDS, INC.

              Supplement to Statement of Additional Information
                             dated December 1, 1996

The Section of the INVESCO Multiple Asset Funds, Inc. Statement of Additional Information entitled "The Fund And Its Management" is amended to (1) delete the fourth and fifth paragraphs and (2) substitute the following new paragraphs in their place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO was established in 1932 and as of July 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 821,000 shareholders. AMVESCO PLC's other North American subsidiaries include the following:

            --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

            --INVESCO    Management    &    Research,    Inc.    of    Boston,
      Massachusetts,     primarily     manages     pension    and    endowment
      accounts.

            --PRIMCO     Capital     Management,     Inc.    of    Louisville,
      Kentucky,   specializes   in   managing   stable   return   investments,
      principally on behalf of Section 401(k) retirement plans.

            --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCO PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

            --A   I   M   Advisors,    Inc.   of   Houston,   Texas   provides
      investment    advisory   and   administrative    services   for   retail
      and institutional mutual funds.

            -- A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

            --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as
      the    principal    underwriters    for   retail    and    institutional
      mutual funds.

            The corporate headquarters of AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

This supplement is dated March 31, 1997.